INTEGRATED DEVICE TECHNOLOGY, INC.

1994 STOCK OPTION PLAN

As Adopted May 3, 1994



	1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of stock options. Capitalized terms not defined in the text are defined in Section 19.

	2.      SHARES SUBJECT TO THE PLAN.

		2.1 Number of Shares Available. Subject to Sections 2.2 and 14, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall be One Million Six Hundred Twenty-Five Thousand (1,625,000) Shares. Shares issuable upon exercise of stock options granted pursuant to the Company's 1985 Incentive and Nonqualified Stock Option Plan (the "Prior Plan") that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for exercise under the Prior Plan, but shall be available for distribution under this Plan (not to exceed Five Million (5,000,000) Shares). Subject to Sections 2.2 and 14, Shares shall again be available for grant and issuance in connection with future Awards under the Plan if such Shares cease to be subject to an Award.

		2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or by a Corporate Transaction (as defined in Section 14.1) then, unless such change results in the termination of all outstanding Awards as a result of the Corporate Transaction, (a) the number of Shares reserved for issuance under the Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Award may not be decreased to below the par value of the Shares.

	3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.
NQSOs (as defined in Section 5 below) may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive up to an aggregate maximum of One Million (1,000,000) Shares per fiscal year.

	4.      ADMINISTRATION.

		4.1 Committee Authority. The Plan shall be administered by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

	(a) construe and interpret the Plan, any Stock Option Agreement and any other agreement or document executed pursuant to the Plan;

	(b) prescribe, amend and rescind rules and regulations relating to the Plan;

	(c)     select persons to receive Awards;

	(d)     determine the form and terms of Awards;

	(e)     determine the number of Shares subject to Awards;

	(f) determine whether Awards will be granted in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

	(g)     grant waivers of Plan or Award conditions;

	(h)     determine the vesting and exercisability of Awards;

	(i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Stock Option Agreement;

	(j) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; and

	(k) make all other determinations necessary or advisable for the administration of the Plan.

		4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

		4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Award would otherwise conflict with the intent expressed in this Section 4.3, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

	5. STOCK OPTIONS. The Committee may grant Awards to eligible persons and shall determine whether such Awards shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Award, the Exercise Price of the Award, the period during which the Award may be exercised, and all other terms and conditions of the Award, subject to the following:

		5.1 Form of Option Grant. Each Award granted under the Plan shall be evidenced by an Stock Option Agreement which shall expressly identify the Award as an ISO or NQSO, and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

		5.2 Date of Grant. The date of grant of an Award shall be the date on which the Committee makes the determination to grant such Award, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Award.

		5.3 Exercise Period. Awards shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Award shall be exercisable after the expiration of ten (10) years from the date the Award is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Award is granted. The Committee also may provide for the exercise of Awards to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

		5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Award is granted and shall be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

		5.5 Method of Exercise. Awards may be exercised only by delivery to the Company of a written exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

		5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Award shall always be subject to the following:

	(a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Awards only to the extent that such Awards would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee), but in any event, no later than the expiration date of the Awards.

	(b) If the Participant is terminated because of death or Disability (or the Participant dies within three months of such termination), then Participant's Awards would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five years as may be determined by the Committee), but in any event no later than the expiration date of the Awards.

		5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Award; provided that such minimum number will not prevent Participant from exercising the Award for the full number of Shares for which it is then exercisable.

		5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Awards for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Awards for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Awards granted after the effective date of such amendment.

		5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Awards and authorize the grant of new Awards in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Award previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Awards without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Awards granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

		5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

	6. PAYMENT FOR SHARE PURCHASES. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

	(a) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

	(b) by waiver of compensation due or accrued to Participant for services rendered;

	(c)     provided that a public market for the Company's stock exists:

		(1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

		(2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Award and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

	(d)     by any combination of the foregoing.

	7.      WITHHOLDING TAXES.

		7.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

		7.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

	(a)     the election must be made on or prior to the applicable Tax
Date;

	(b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

	(c) all elections shall be subject to the consent or disapproval of the Committee;

	(d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and
(2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Award or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

	(e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

	8.      PRIVILEGES OF STOCK OWNERSHIP.

		8.1 Voting and Dividends. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

		8.2 Financial Statements. The Company shall provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

	9. TRANSFERABILITY. Subject to Section 4.1(j), Awards granted under the Plan, and any interest therein, shall not: (a) be transferable or assignable by the Participant, (b) be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Stock Option Agreement provisions relating thereto or (c) during the lifetime of the Participant, be exercisable by anyone other than the Participant, and any elections with respect to an Award, may be made only by the Participant.

	10. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

	11. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

	12. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

	13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

	14.     CORPORATE TRANSACTIONS.

		14.1 Corporate Transactions. In the event of a Corporate Transaction (as defined in this Section 14.1), the exercisability of each Award shall be automatically accelerated so that each Award shall, immediately before the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares; provided, that an Award shall not be accelerated if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Committee, and the Committee's determination shall be final, binding and conclusive. Upon the consummation of a Corporate Transaction, all outstanding Awards shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

			"Corporate Transaction" means (a) a merger or acquisition in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the State in which the Company is incorporated), (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (c) any other corporate reorganization or business combination that is not approved by the Board and in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred.

		14.2    Change in Control.  Notwithstanding any provision in
Section 14.1 to the contrary, in the event of a Change in Control (as defined in this Section 14.2), each Award shall automatically accelerate effective fifteen (15) days following the effective date of the Change in Control, so that each Award shall become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares. Upon a Change in Control, all outstanding Awards accelerated shall remain fully exercisable until the expiration or sooner termination of the Award term specified in the Stock Option Agreement.

			A "Change in Control" shall be deemed to occur:
(a) should a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange
Act) of 25% or more of the Company's outstanding voting stock pursuant to a tender or exchange offer that the Board does not recommend and that the stockholders of the Company accept; or (b) on the first date within any period of twenty-four (24) consecutive months or less on which there is effected a change in the composition of the Board by reason of a contested election such that a majority of the Board members cease to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

		14.3 Dissolution. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent that Awards have not been previously exercised, such Awards will terminate immediately prior to the consummation of such proposed action.

		14.4 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted Exercise Price.

	15. ADOPTION AND STOCKHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that:
(a) no Award may be exercised prior to initial stockholder approval of the Plan and (b) no Award granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company. For so long as and whenever the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

	16. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

	17. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; provided, further, that no amendment may be made to outstanding Awards without the consent of the Participant.

	18. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

	19. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

		"Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

		"Award" means an award of an option to purchase Shares.

		"Stock Option Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

		"Board" means the Board of Directors of the Company.

		"Code" means the Internal Revenue Code of 1986, as amended.

		"Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

		"Company" means Integrated Device Technology, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

		"Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

		"Disinterested Person" means a director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rules as promulgated by the SEC under Section 16(b) of the Exchange Act, as such Rules are amended from time to time and as interpreted by the SEC.

		"Exchange Act" means the Securities Exchange Act of 1934, as amended.

		"Exercise Price" means the price at which a holder of an Award may purchase the Shares issuable upon exercise of the Award.

		"Fair Market Value" means the value of a share of the Company's Common Stock determined as follows:

	(a) if such Common Stock is then quoted on the Nasdaq National Market the closing price on the Nasdaq National Market System on the trading day immediately preceeding the date on which Fair Market Value is determined, or, if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred;

	(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the closing price or, if no reported sale takes place on such date, the closing price on the next preceding trading day on which a reported sale occurred;

	(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

	(d) if none of the foregoing is applicable, by the Board in good faith.

		"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

		"Outside Director" means any outside director as defined in
Section 162(m) of the Code and the regulations issued thereunder.

		"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

		"Participant" means a person who receives an Award under the Plan.

		"Plan" means this Integrated Device Technology, Inc. 1994 Stock Option Plan, as amended from time-to-time.

		"SEC" means the Securities and Exchange Commission.

		"Securities Act" means the Securities Act of 1933, as amended.

		"Shares" means shares of the Company's Common Stock $0.001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 14, and any successor security.

		"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

		"Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

Integrated Device Technology, Inc.
1994 Stock Option Plan






INTEGRATED DEVICE TECHNOLOGY, INC.
1994 STOCK OPTION PLAN
STOCK OPTION AGREEMENT


Participant: _________________________________  ID: _____________________
Social Security No.: _________________________
Address: _____________________________________
______________________________________________


You have been granted a stock option (this "Option") to purchase Common Stock of Integrated Device Technology, Inc. as follows:

Stock Option Agreement No.: _______________________________
Date of Grant: ____________________________________________
Exercise Price Per Share: _________________________________
Total Number of Shares Granted: ___________________________
Total Exercise Price of Shares Granted: ___________________
Expiration Date: __________________________________________
Type of Option: Incentive ______        Nonqualified ______

Capitalized terms not defined below shall have the meaning ascribed to them in the Integrated Device Technology, Inc. 1994 Stock Option Plan (the "Plan").

If the Participant set forth above is Terminated for any reason, except death or Disability, this Option to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date set forth above. If Participant is Terminated because of death or Disability of Participant (or the Participant dies within three months of such Termination), this Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than (i) twelve (12) months after the Termination Date in the case of Disability or (ii) eighteen (18) months after the Termination Date in the case of death, but in any event no later than the Expiration Date.

This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

By our signatures we agree that this Option is granted under and governed by the terms of the Plan, specifically including Section 6 of the Plan. The term of this Option is ten (10) years from the Date of Grant set forth above. This Option shall be exercisable in accordance with the schedule on the Grant Summary attached hereto as Exhibit A.


______________________________________       ______________________
For INTEGRATED DEVICE TECHNOLOGY, INC.       Date


______________________________________       ______________________
Participant                                  Date




				  EXHIBIT A


				GRANT SUMMARY











				   EXHIBIT B

		       INTEGRATED DEVICE TECHNOLOGY, INC.
			Stock Option Exercise Agreement
			_______________________________




I hereby elect to purchase the number of shares of Common Stock as set forth below, pursuant to the Integrated Device Technology, Inc. 1994 Stock Option Plan (the "Plan"):

Participant _______________________  Number of Shares Purchased: ___________
Social Security Number: ___________  Purchase Price per Share: _____________
Address: __________________________  Aggregate Purchase Price: _____________
___________________________________  Date of Stock Option Agreement: _______
Type of Stock Option                 Exact Name of Title to Shares:
[  ]    Incentive Stock Option       _______________________________________
[  ]    Nonqualified Stock Option    _______________________________________

Participant hereby delivers to the Company the Aggregate Purchase Price as set forth above, as follows (check as applicable and complete):

[   ]   in cash (by check) in the amount of $__________________, receipt of which is acknowledged by the Company;

[   ]   through a "same-day-sale" commitment, delivered herewith, from
Participant and the NASD Dealer named therein, in the amount of $___________________; or

[   ]   through a "margin" commitment, delivered herewith from Participant and the NASD Dealer named therein, in the amount of $_____________________.

	Tax Consequences. PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT'S PURCHASE OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH ANY TAX CONSULTANT(S) PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

	Entire Agreement. The Plan, Stock Option Agreement and Grant Summary are incorporated herein by reference. This Exercise Agreement, the Plan, the Stock Option Agreement and the Grant Summary constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.




Date: _______________________________     __________________________________
					  Signature of Participant